EXHIBIT 10.39

Summary of Compensation

for William A. Roper, Jr.

President and Chief Executive Officer

Effective May 27, 2007

Annual Base Salary: $750,000 (Paid Bi-Weekly)

Stock Options and Restricted Stock Units:

(i) Stock Options: Two non-qualified stock option to purchase and aggregate of 369,197 shares of VeriSign, Inc. (“VeriSign”) common stock, subject to the terms and conditions of the VeriSign 2006 Equity Incentive Plan and the corresponding Stock Option Agreement. The exercise price of the option is $29.63, the fair market value of VeriSign’s common stock on August 7, 2007, the date of grant. Both grants vest quarterly over a three-year period from the date of grant.

(ii) Time Vesting RSUs: Restricted stock units (RSUs) for 110,375 shares of VeriSign common stock granted on August 7, 2007, subject to the terms and conditions of the VeriSign 2006 Equity Incentive Plan and the corresponding Employee Restricted Stock Unit Agreement. Each RSU represents a contingent right to receive one share of VeriSign common stock once vested, and vests quarterly from the date of grant over three years.

(iii) Performance Vesting RSUs: Performance-based restricted stock units (performance-based RSUs) for 49,506 shares of VeriSign common stock granted on August 7, 2007, subject to the terms and conditions of the VeriSign 2006 Equity Incentive Plan and the corresponding Performance-Based Restricted Stock Unit Agreement. Each performance-based RSU represents a contingent right to receive one share of VeriSign common stock once vested, and vests as to 100% of the grant on the third anniversary of the date of grant if certain performance criterion is achieved, or as to 50% of the grant on the fourth anniversary of the date of grant if such performance criterion is not achieved, with the remaining 50% of the grant being forfeited.

Annual Bonus: Eligible to participate in the 2007 VeriSign Performance Plan. Targeted bonus percentage is 100% of the annual base salary that may be increased up to 200% of the annual base salary. Eligibility for payment under this plan is governed by the terms and conditions of the 2007 VeriSign Performance Plan.

Benefits: Medical and insurance benefits commensurate with those of other employees.

Change-in-Control: In the event of a “Termination Upon Change-in-Control” as defined in the form Change-In-Control and Retention Agreement (the “CIC Agreement”), Section 16 officers shall receive: (i) immediate vesting of all of the officer’s unvested stock options and RSUs if there is a termination of such officer’s employment within twenty-four months after a change-in-control by VeriSign without Cause (as defined in the CIC Agreement) or by the officer for Good Reason (as defined in the CIC Agreement) or up to six months before a change-in-control if the officer is terminated at the request of a third party in contemplation of a change-in-control and the change-in-control is effective within six months of the termination date; however, if the consideration to be received by stockholders of VeriSign in connection with the change-in-control consists of substantially all cash or if the stock options and RSUs held by the officer are not assumed in the change-in-control, then all of the officer’s then-unvested and outstanding stock options and RSUs shall vest immediately prior to the change-in-control regardless of whether or not there is a termination of employment in connection therewith, and (ii) a cash severance payment comprised of a pro rata target bonus for the fiscal year in which the Termination Upon Change-in-Control occurs, a lump sum payment equal to twelve months of annual base salary, and a bonus equal to the officer’s average target bonus for the three fiscal years preceding the year in which the Termination Upon Change-in-Control occurs (or if the officer was employed by VeriSign for fewer than three full fiscal years preceding the fiscal year in which the Termination Upon Change-in-Control occurs, the average target bonus for the number of full fiscal years the officer was employed by VeriSign prior to the change-in-control, or the target bonus for the fiscal year in which the Termination Upon Change-in-Control occurs if the officer was not eligible to receive a bonus from VeriSign during any of the prior three (3) fiscal years), all as further defined in and subject to the terms and conditions of the CIC Agreement.

Summary of Compensation

for Albert E. Clement

Chief Financial Officer

Effective July 12, 2007

Annual Base Salary: $375,000 (Paid Bi-Weekly)

Stock Options and Restricted Stock Units:

(i) Stock Options: Non-qualified stock option to purchase 70,494 shares of VeriSign, Inc. (“VeriSign”) common stock, subject to the terms and conditions of the VeriSign 2006 Equity Incentive Plan and the corresponding Stock Option Agreement. The exercise price of the option is $29.63, the fair market value of VeriSign’s common stock on August 7, 2007, the date of grant. Twenty-five percent (25%) of the grant vests one year after the date of grant and thereafter as to six and one-quarter percent (6.25%) of the grant each quarter until fully vested.

(ii) Performance Vesting RSUs: Performance-based restricted stock units (performance-based RSUs) for 49,506 shares of VeriSign common stock granted on August 7, 2007, subject to the terms and conditions of the VeriSign 2006 Equity Incentive Plan and the corresponding Performance-Based Restricted Stock Unit Agreement. Each performance-based RSU represents a contingent right to receive one share of VeriSign common stock once vested, and vests as to 100% of the grant on the third anniversary of the date of grant if certain performance criterion is achieved, or as to 50% of the grant on the fourth anniversary of the date of grant if such performance criterion is not achieved, with the remaining 50% of the grant being forfeited.

Annual Bonus: Eligible to participate in the 2007 VeriSign Performance Plan. Targeted bonus percentage is 60% of the annual base salary. Eligibility for payment under this plan is governed by the terms and conditions of the 2007 VeriSign Performance Plan.

Benefits: Medical and insurance benefits commensurate with those of other employees.

Change-in-Control: In the event of a “Termination Upon Change-in-Control” as defined in the form Change-In-Control and Retention Agreement (the “CIC Agreement”), Section 16 officers shall receive: (i) immediate vesting of all of the officer’s unvested stock options and RSUs if there is a termination of such officer’s employment within twenty-four months after a change-in-control by VeriSign without Cause (as defined in the CIC Agreement) or by the officer for Good Reason (as defined in the CIC Agreement) or up to six months before a change-in-control if the officer is terminated at the request of a third party in contemplation of a change-in-control and the change-in-control is effective within six months of the termination date; however, if the consideration to be received by stockholders of VeriSign in connection with the change-in-control consists of substantially all cash or if the stock options and RSUs held by the officer are not assumed in the change-in-control, then all of the officer’s then-unvested and outstanding stock options and RSUs shall vest immediately prior to the change-in-control regardless of whether or not there is a termination of employment in connection therewith, and (ii) a cash severance payment comprised of a pro rata target bonus for the fiscal year in which the Termination Upon Change-in-Control occurs, a lump sum payment equal to twelve months of annual base salary, and a bonus equal to the officer’s average target bonus for the three fiscal years preceding the year in which the Termination Upon Change-in-Control occurs (or if the officer was employed by VeriSign for fewer than three full fiscal years preceding the fiscal year in which the Termination Upon Change-in-Control occurs, the average target bonus for the number of full fiscal years the officer was employed by VeriSign prior to the change-in-control, or the target bonus for the fiscal year in which the Termination Upon Change-in-Control occurs if the officer was not eligible to receive a bonus from VeriSign during any of the prior three (3) fiscal years), all as further defined in and subject to the terms and conditions of the CIC Agreement.

Summary of Compensation

for Anne-Marie Law

Senior Vice President, Global Human Resources

Effective August 11, 2007

Annual Base Salary: $300,000 (Paid Bi-Weekly)

Stock Options and Restricted Stock Units:

(i) Stock Options: Non-qualified stock option to purchase 21,149 shares of VeriSign, Inc. (“VeriSign”) common stock, subject to the terms and conditions of the VeriSign 2006 Equity Incentive Plan and the corresponding Stock Option Agreement. The exercise price of the option is $29.63, the fair market value of VeriSign’s common stock on August 7, 2007, the date of grant. Twenty-five percent (25%) of the grant vests one year after the date of grant and thereafter as to six and one-quarter percent (6.25%) of the grant each quarter until fully vested.

(ii) Performance Vesting RSUs: Performance-based restricted stock units (performance-based RSUs) for 23,151 shares of VeriSign common stock granted on August 7, 2007, subject to the terms and conditions of the VeriSign 2006 Equity Incentive Plan and the corresponding Performance-Based Restricted Stock Unit Agreement. Each performance-based RSU represents a contingent right to receive one share of VeriSign common stock once vested, and vests as to 100% of the grant on the third anniversary of the date of grant if certain performance criterion is achieved, or as to 50% of the grant on the fourth anniversary of the date of grant if such performance criterion is not achieved, with the remaining 50% of the grant being forfeited.

Annual Bonus: Eligible to participate in the 2007 VeriSign Performance Plan. Targeted bonus percentage is 60% of the annual base salary. Eligibility for payment under this plan is governed by the terms and conditions of the 2007 VeriSign Performance Plan.

Benefits: Medical and insurance benefits commensurate with those of other employees.

Change-in-Control: In the event of a “Termination Upon Change-in-Control” as defined in the form Change-In-Control and Retention Agreement (the “CIC Agreement”), Section 16 officers shall receive: (i) immediate vesting of all of the officer’s unvested stock options and RSUs if there is a termination of such officer’s employment within twenty-four months after a change-in-control by VeriSign without Cause (as defined in the CIC Agreement) or by the officer for Good Reason (as defined in the CIC Agreement) or up to six months before a change-in-control if the officer is terminated at the request of a third party in contemplation of a change-in-control and the change-in-control is effective within six months of the termination date; however, if the consideration to be received by stockholders of VeriSign in connection with the change-in-control consists of substantially all cash or if the stock options and RSUs held by the officer are not assumed in the change-in-control, then all of the officer’s then-unvested and outstanding stock options and RSUs shall vest immediately prior to the change-in-control regardless of whether or not there is a termination of employment in connection therewith, and (ii) a cash severance payment comprised of a pro rata target bonus for the fiscal year in which the Termination Upon Change-in-Control occurs, a lump sum payment equal to twelve months of annual base salary, and a bonus equal to the officer’s average target bonus for the three fiscal years preceding the year in which the Termination Upon Change-in-Control occurs (or if the officer was employed by VeriSign for fewer than three full fiscal years preceding the fiscal year in which the Termination Upon Change-in-Control occurs, the average target bonus for the number of full fiscal years the officer was employed by VeriSign prior to the change-in-control, or the target bonus for the fiscal year in which the Termination Upon Change-in-Control occurs if the officer was not eligible to receive a bonus from VeriSign during any of the prior three (3) fiscal years), all as further defined in and subject to the terms and conditions of the CIC Agreement.

Summary of Compensation

for Russell S. Lewis

Senior Vice President, Strategic Development

Effective August 7, 2007

Annual Base Salary: $350,000 (Paid Bi-Weekly)

Stock Options and Restricted Stock Units:

(i) Stock Options: Non-qualified stock option to purchase 70,494 shares of VeriSign, Inc. (“VeriSign”) common stock of VeriSign, subject to the terms and conditions of the VeriSign 2006 Equity Incentive Plan and the corresponding Stock Option Agreement. The exercise price of the options will be the fair market value on the date of grant of August 7, 2007. Twenty-five percent (25%) of the grant vests one year after the date of grant and thereafter as to six and one-quarter percent (6.25%) of the grant each quarter until fully vested.

(ii) Performance Vesting RSUs: Performance-based restricted stock units (performance-based RSUs) for 49,506 shares of VeriSign common stock granted on August 7, 2007, subject to the terms and conditions of the VeriSign 2006 Equity Incentive Plan and the corresponding Performance-Based Restricted Stock Unit Agreement. Each performance-based RSU represents a contingent right to receive one share of VeriSign common stock once vested, and vests as to 100% of the grant on the third anniversary of the date of grant if certain performance criterion is achieved, or as to 50% of the grant on the fourth anniversary of the date of grant if such performance criterion is not achieved, with the remaining 50% of the grant being forfeited.

Annual Bonus: Eligible to participate in the 2007 VeriSign Performance Plan. Targeted bonus percentage is 60% of the annual base salary. Eligibility for payment under this plan is governed by the terms and conditions of the 2007 VeriSign Performance Plan.

Benefits: Medical and insurance benefits commensurate with those of other employees.

Change-in-Control: In the event of a “Termination Upon Change-in-Control” as defined in the form Change-In-Control and Retention Agreement (the “CIC Agreement”), Section 16 officers shall receive: (i) immediate vesting of all of the officer’s unvested stock options and RSUs if there is a termination of such officer’s employment within twenty-four months after a change-in-control by VeriSign without Cause (as defined in the CIC Agreement) or by the officer for Good Reason (as defined in the CIC Agreement) or up to six months before a change-in-control if the officer is terminated at the request of a third party in contemplation of a change-in-control and the change-in-control is effective within six months of the termination date; however, if the consideration to be received by stockholders of VeriSign in connection with the change-in-control consists of substantially all cash or if the stock options and RSUs held by the officer are not assumed in the change-in-control, then all of the officer’s then-unvested and outstanding stock options and RSUs shall vest immediately prior to the change-in-control regardless of whether or not there is a termination of employment in connection therewith, and (ii) a cash severance payment comprised of a pro rata target bonus for the fiscal year in which the Termination Upon Change-in-Control occurs, a lump sum payment equal to twelve months of annual base salary, and a bonus equal to the officer’s average target bonus for the three fiscal years preceding the year in which the Termination Upon Change-in-Control occurs (or if the officer was employed by VeriSign for fewer than three full fiscal years preceding the fiscal year in which the Termination Upon Change-in-Control occurs, the average target bonus for the number of full fiscal years the officer was employed by VeriSign prior to the change-in-control, or the target bonus for the fiscal year in which the Termination Upon Change-in-Control occurs if the officer was not eligible to receive a bonus from VeriSign during any of the prior three (3) fiscal years), all as further defined in and subject to the terms and conditions of the CIC Agreement.